SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2009

GSC Acquisition Company
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33553	20-5779392
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Campus Drive, Suite 220 Florham Park, NJ		07932
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (973) 437-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Failure to Satisfy a Continued Listing Rule or Standard.

On February 10, 2009, GSC Acquisition Company (the “Company”) received notice from the staff of the NYSE Alternext US LLC (the “Exchange”) that, based on their review of publicly available information, the Company is not considered to be in compliance with Section 704 of the Exchange's Company Guide (the "Company Guide") in that it did not hold an annual meeting of its stockholders during 2008.

In order to maintain listing of the Company’s common stock on Exchange, the Company must submit a plan (the “Plan”) by March 10, 2009, advising the Exchange of the actions the Company has taken, or will take, that would bring it into compliance with Section 704 of the Company Guide by August 11, 2009 (the “Plan Period”). The Company currently intends to submit a Plan. Assuming a Plan is submitted, if the Exchange accepts the Plan, then the Company may be able to continue its listing during the Plan Period, during which time the Company will be subject to periodic review to determine whether it is making progress consistent with the Plan. If the Company does not submit a Plan or submits a plan that is not accepted by the Exchange, then the Company may become subject to delisting proceedings by the Exchange.  Furthermore, if the Company submits a Plan that is accepted but the Company is not in compliance with the continued listing standards at the end of the Plan Period or the Company does not make progress consistent with the Plan during the Plan Period, then the Exchange would be expected to initiate delisting proceedings.

The Company’s common stock continues to trade on the Exchange. The Exchange has advised the Company that the Exchange is utilizing the financial status indicator fields in the Consolidated Tape Association’s Consolidated Tape System and Consolidated Quote Systems Low Speed and High Speed Tapes to identify companies that are in noncompliance with the Exchange’s continued listing standards. Accordingly, the Company will become subject to the trading symbol extension “.BC” to denote such noncompliance.  The indicator field will remain in effect until such time as the Company has regained compliance with all applicable continued listing standards.

On February 13, 2009, the Company issued a press release disclosing the receipt of the notice of noncompliance with continued listing standards, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit 99.1 - Press Release dated February 13, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GSC ACQUISITION COMPANY (Registrant)

Date:	February 17, 2009	By:	/s/ Peter R. Frank
			Name:	Peter R. Frank
			Title:	Chief Executive Officer and Principal Accounting Officer